SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934


               Date of Report:  November 1, 2000



                      Thomas Nelson, Inc.

       (Exact Name of Registrant as Specified in Charter)

    Tennessee               0-4095                 62-0679364

   (State or other  (Commission File Number)   (I.R.S. Employer
   Jurisdiction of                             Identification No.)
   Incorporation)


                        501 Nelson Place
                      Nashville, Tennessee             37214-1000

          (Address of Principal Executive Offices)      (Zip Code)




Registrant's telephone number, including area code:  615/889-9000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

     (99) News Release, November 1, 2000.


Item 9.    Regulation FD Disclosure

     A press release issued by Thomas Nelson, Inc. on November 1,
     2000 is attached hereto as Exhibit 99.




                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THOMAS NELSON, INC.



                                   By:  /s/ Joe L. Powers
                                      -------------------------
                                     Name:  Joe L. Powers
                               Title:  Executive Vice President

Date:  November 1, 2000


                         INDEX TO EXHIBITS


Exhibit
Numbers

   99        News Release, November 1, 2000.